UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549



                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934


       April 14, 2006                     333-101960
   Date of Report (Date of          Commission File Number
  earliest event reported)


                YUKON GOLD CORPORATION, INC.
   (Exact name of registrant as specified in its charter)


          Delaware                        98-0413063
(State or other jurisdiction           (I.R.S. Employer
     of incorporation or           Identification Number)
        organization)


                       347 Bay Street
                         Suite 408
                  Toronto, Ontario M5H 2R7
    (Address of Principal Executive Offices) (Zip Code)


                       (416) 865-9790
    (Registrant's telephone number, including area code)

Item 8.01 Other Events

     As of April 17, 2006, Yukon Gold Corporation, Inc.'s principal offices will be located at the following address.

     Yukon Gold Corporation, Inc.
     55 York Street, Suite #401
     Toronto, ON  M5J 1R7

     The company's e-mail address, telephone and fax numbers will not be changed.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         YUKON GOLD CORPORATION, INC.


Date: April 14, 2006     By: /s/ Lisa Lacroix
                         Name:   Lisa Lacroix
                         Title:  Secretary